UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025

AVAX ONE TECHNOLOGY LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-525 West 8th Avenue Vancouver, BC, Canada	V5Z1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

AGRIFORCE GROWING SYSTEMS, LTD.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AVX	The Nasdaq Capital Market

Item 7.01 Regulation FD Disclosure

On November 20, 2025, AVAX One Technology Inc. (the “Company”) issued a press release and social media post regarding its proposed stock buyback program, both of which are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 8.01 Other Information

On November 19, 2925, the Company’s Board of Directors (the “Board”) has authorized a share repurchase program of up to $40 million of the Company’s common stock. The Board will periodically review the Company’s Repurchase Program and may decide to extend its term or increase the authorized amount. Repurchases under the program, which has a one year term, may be made from time to time through open market purchases or other means permitted under applicable securities laws and regulations. The timing and amount of repurchases under the program will depend on market conditions, regulatory requirements, capital allocation alternatives, and other corporate considerations. The Company is not obligated to repurchase any specific number of shares, and the program may be suspended or discontinued at any time.

As of November 12, 2025, the Company purchased in the ordinary course of business 7,220,216.61 AVAX tokens from the Avalanche Foundation for a total purchase price of $80,000,000.

Portions of this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different due to a number of factors. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about significant risks that may impact the Company is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov. The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Exhibits

99.1	Press Release dated November 20, 2025
99.2	Script for Social Media Posts
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2025

AVAX ONE TECHNOLOGY LTD.

By:	/s/ Jolie Kahn
Name:	Jolie Kahn Chief Executive Officer